GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 7/15/2003
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



                          Date of Report: July 30, 2003


                             Group 1 Software, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware               0-6355                    52-0852578
           (Sate or other         (Commission File          (IRS Employer
           jurisdiction of        Number)                   Identification
           incorporation)                                   Number)

           4200 Parliament Place,                           20706-1844
           Suite 600                                        (Zip Code)
           (Address of principal
           executive offices)

           (301) 918-0400
           (Registrant's telephone number, including area code)


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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 7/15/2003
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Item 5. Other Events and Regulation FD Disclosure


     The registrant's press release dated July 11, 2003 - announcing preliminary, first quarter results for the fiscal quarter ended June 30, 2003 - is attached as Exhibit 99.1.


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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 7/15/2003
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EXHIBIT INDEX

Exhibit No.       Description

99.1              Group 1 Software Press Release dated July 11, 2003.


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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 7/15/2003
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                                    Signature



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 15, 2003



                                Group 1 Software, Inc.

                                By: /s/ Mark D. Funston
                                    -----------------------------
                                    Name:  Mark D. Funston
                                    Title: Chief Financial Officer

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